UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2005

Item 1. REPORT TO SHAREHOLDERS.

--------------------------------------------------------------------------------


                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2005


[GRAPHICS OMITTED]

                                                             WORLDWIDE BOND FUND





                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the investment team members are as of June 30, 2005 and are subject to change.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Bond Fund produced a total return of -1.98% for the six months ended June 30, 2005. In comparison, the Fund's benchmark, the Citigroup World Government Bond Index(1) returned -3.97% in U.S. dollar terms. In local currency terms, the Index returned 3.75% for the same period. This wide return differential in local versus dollar terms indicates the negative contribution that U.S. dollar strength made to global bond returns in the first half of 2005. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Indeed, the 10.19% gain by the U.S. Dollar Index (DXY)(2) during the first half of 2005 was more than enough to offset the positive local currency returns in most bond markets and ended up pushing absolute returns into negative territory for U.S. dollar-based global bond investors.

On a relative basis, the Fund performed well, driven primarily by the portfolio's lack of exposure to the Japanese market, overweighted positions in the dollar bloc markets of Canada and New Zealand and significant exposure to the U.S. dollar during the second quarter.


MARKET AND ECONOMIC REVIEW

As mentioned, the first six months of 2005 were challenging for global bond investors, as the U.S. dollar strengthened relative to most major currencies. Monetary tightening by the Federal Reserve Board (the Fed), strong relative economic activity and contained inflationary measures provided a supportive backdrop for the U.S. currency. Specifically, relative to the U.S. dollar, the euro weakened by 10.7% over the six-month period, the Japanese yen by 7.5% and the British pound by 6.6%. The New Zealand, Australian and Canadian currencies weakened relative to the U.S. dollar by 2.9%, 2.3% and 1.9%, respectively.

Interestingly, in local currency terms, the first half of 2005 proved to be quite positive across most international bond markets. The primary factor supporting bonds was falling yields at the longer-term end of the yield curve. The Fed continued to raise short-term interest rates during the semi-annual period in an effort to get to a more neutral monetary policy stance. Indeed, the Fed maintained its measured approach and tightened four times, bringing the targeted federal funds rate from 2.25% at the end of December to 3.25% at the end of June. Despite these rate hikes, yields of long-term bonds declined during the second quarter and, correspondingly, long-term bond values rose. For example, the 10-year U.S. Treasury yield fell by approximately 30 basis points over the six months, beginning 2005 at 4.22%, reaching a high of 4.64% in late March and ending June at a level of 3.92%.

The U.S. economy grew at a relatively robust annualized rate of 3.6% for the first quarter of 2005, though down from 4.2% for the year 2004. Unemployment declined to 5.0% in June after ending 2004 at 5.4%. Inflationary pressures appeared to remain contained during the first half, with the Consumer Price Index (CPI) fairly range-bound between 2.5% and 3.5%. Economic activity in the U.S. was strong compared to Japan and the economies of Europe. The commodity-intensive economies across the globe continued to benefit from China's ongoing economic development, although the pace of economic activity in China slowed slightly from levels seen a year ago. Still, Chinese Gross Domestic Product (GDP) is expected to expand by 9% in 2005. While many feared a more severe slowdown for China's economy, which would almost surely dampen global economic growth, we are not among those who anticipate a "hard landing" for China any time soon.


FUND REVIEW

Throughout the first half of 2005, the Fund was overweight relative to its benchmark Index in terms of U.S. duration. The Fund ended June with 35.3% allocated to the U.S. bond market. This strategy benefited the Fund's relative performance, as the U.S. bond market was among the best-performing constituents of the Index in U.S. dollar terms for the reporting period. The Citigroup U.S. Government Bond Index(3) returned 3.20%; only Canadian bonds performed better, gaining 3.21% in U.S. dollar terms. The flattening of the yield curve in the U.S. that was seen throughout 2004 continued through the first half of 2005. This occurred as the Fed

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

continued to tighten monetary policy and the yields of long-term maturity bonds fell more than those at the short-term end of the yield curve. In other words, bonds at the longer-term end of the yield curve were the best-performing bonds.

The Fund also remained overweight the U.S. dollar versus the benchmark during the period. Continuing the process begun toward the end of 2004, we increased the Fund's exposure to the U.S. currency, in effect reducing its position in foreign currencies, which had benefited the Fund for much of the prior three years. This shift in strategy benefited the Fund's performance during the first half of 2005, as the U.S. dollar rebounded against all constituents in the Index.

For the first half of 2005, the Fund was underweight duration and currency exposure compared to the Index for the EUROZONE. This strategy also proved prudent, as Eurozone bonds were one of the poorer performing categories in the Index for the six-month period. The Fund ended June with a weighting of 33.9% in Eurozone bonds, represented in the Fund by its holdings in Germany, Spain, France, Italy and Ireland. The Citigroup European Government Bond Index climbed 5.07% in local currency terms, driven by the fact that the Eurozone countries continued to suffer from economic growth stymied by labor market woes, restrictive fiscal policy and a lack of structural reforms. This sluggish economic growth supported the European Central Bank's decision to maintain the monetary policy stance held since June 2003, i.e. keeping the repo rate at 2%. While these economic headwinds were supportive of the bond markets and lower yields, they led to a weakening of the euro, which, in turn, drove the 6.41% decline in the Citigroup European Government Bond Index in U.S. dollar terms. Further exacerbating the weakness of the euro was the rejection of the European Union (EU) constitution by both the French and the Dutch. The referendum "no" votes raised investor concerns over the future of the EU.

The Fund maintained its overweight exposure to the UK bond market during the first half of 2005, but was underweight duration relative to the Index. We based this investment decision on the higher relative yields offered by this market versus other developed countries. The Bank of England maintained its monetary policy and left the UK base rate unchanged at 4.75% through the semi-annual period. While the British pound sterling weakened against the U.S. dollar, it appreciated relative to the euro. Thus, UK bonds gained 4.71% in local currency terms for the six months, but weakened 2.24% in U.S. dollar terms. The Fund ended June with a 6.4% weighting in the UK bond market.

Through June 2005, we maintained the Fund's higher allocation to the dollar bloc bond markets relative to the Index. Specifically, the Fund had an overweighted position in the bond markets of CANADA and NEW ZEALAND; the Fund had no exposure to the AUSTRALIAN bond market. As indicated earlier, these nations' currencies weakened relative to the U.S. dollar but to a lesser degree than the euro and the yen. Further, while the Chinese economy gradually slowed in 2005, commodity markets remained tight and continued to buoy these commodity-intensive economies. New Zealand government bonds gained 0.31% in U.S. dollar terms during the reporting period, while Australian bonds rose 0.52%, and Canadian bonds were up 3.21%. At the end of June, the Fund's exposure to the New Zealand bond market was 8.6% of net assets, Australian bond market exposure was 0.0%, and Canadian bond market exposure was 5.3%.

The Fund continued to hold its emerging markets bond position in MEXICO through the telephone provider Telmex (Telefonos de Mexico, 2.9% of Fund net assets at June 30). This position added positive performance to the Fund in the first half of 2005. The Mexican government bond market overall returned 5.52% in U.S. dollar terms through June 2005.

JAPAN'S economy continued to falter during the six-month period. Japan appeared unable to lift itself out of its low growth, low inflation malaise. The Japanese bond market fell 5.83% in U.S. dollar terms and gained 1.84% in local currency terms, making it one of the worst performing global bond markets in local currency terms for the first half of 2005. We continued to avoid the Japanese bond market (0.0% of Fund net assets at June 30), as we felt there were more attractive opportunities elsewhere.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

                                      * * *

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Van Eck Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

Prices of fixed income securities, and with them the Fund's share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are subject to greater risks than investment grade debt securities and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance. Long-term investments entail greater risk of loss than short-term investments.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. Thus, a large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.


                 [PHOTOS OMITTED]




/s/ Charles T. Cameron       /s/ Gregory F. Krenzer


CHARLES T. CAMERON           GREGORY F. KRENZER
INVESTMENT TEAM MEMBER       INVESTMENT TEAM MEMBER

July 14, 2005

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION FOR THE CLASS R1 SHARES REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company's charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

(2) The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

(3) All country and regional bond market returns are Citigroup Government Bond Indices.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2005 (UNAUDITED)

         [The data below represent a pie chart in the printed report.]

                  United States                           35.3%
                  Germany                                 13.7%
                  New Zealand                              8.6%
                  Cash/Equivalents plus
                    Other Assets Less Liabilities          7.6%
                  United Kingdom                           6.4%
                  Italy                                    6.3%
                  Spain                                    5.5%
                  France                                   5.3%
                  Canada                                   5.3%
                  Ireland                                  3.1%
                  Mexico                                   2.9%




                ------------------------------------------------
                                SECTOR BREAKDOWN*
                         AS OF JUNE 30, 2005 (UNAUDITED)
                ------------------------------------------------
                  Foreign Government Bonds .............  54.2%
                  U.S. Government Bonds ................  35.3%
                  Foreign Corporate Bonds--
                    Telecommunications .................   2.9%
                  Cash/Equivalents plus
                    Other Assets Less Liabilities ......   7.6%
                ------------------------------------------------


------------
*PERCENTAGE OF NET ASSETS.
PORTFOLIO IS SUBJECT TO CHANGE.

                               WORLDWIDE BOND FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.


ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value        During Period*
                                                                January 1, 2005      June 30, 2005        1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00              $980.20             $6.49
                     Hypothetical (5% return before expenses)      $1,000.00            $1,018.24             $6.61
-------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00              $979.40             $7.07
                     Hypothetical (5% return before expenses)      $1,000.00            $1,017.65             $7.20
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.32% for the Initial Class shares and 1.44% for the Class R1 shares and multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
              PRINCIPAL                                               VALUE
COUNTRY        AMOUNT                  BONDS                        (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES:
CANADA: 5.3%
          CAD 4,000,000   Canadian Government Bond
                          6.00% due 6/01/11                         $3,700,383
                                                                    ----------
FRANCE: 5.3%
          EUR 3,000,000   French Treasury Note
                          3.75% due 1/12/07                          3,719,830
                                                                    ----------
GERMANY: 13.7%
                          Bundesrepublik Deutschland Bonds
          EUR 2,709,847   6.00% due 1/04/07                          3,466,082
          EUR 3,000,000   4.75% due 7/04/28                          4,243,449
          EUR 1,500,000   4.50% due 7/04/09                          1,962,823
                                                                    ----------
                                                                     9,672,354
                                                                    ----------
IRELAND: 3.1%
          EUR 1,714,146   Irish Government Bond
                          8.00% due 8/18/06                          2,207,119
                                                                    ----------
ITALY: 6.3%
          EUR 3,500,000   Italian Government Bond
                          4.50% due 3/01/07                          4,400,320
                                                                    ----------
MEXICO: 2.9%
          USD 2,000,000   Telefonos de Mexico, S.A.
                          8.25% due 1/26/06                          2,053,492
                                                                    ----------
NEW ZEALAND: 8.6%
          NZD 4,000,000   International Bank for
                          Reconstruction &
                          Development Bond
                          7.50% due 11/30/05                         2,790,222
          NZD 4,500,000   New Zealand Government Bond
                          6.50% due 4/15/13                          3,282,763
                                                                    ----------
                                                                     6,072,985
                                                                    ----------
SPAIN: 5.5%
          EUR 3,000,000   Spanish Government Bond
                          4.00% due 1/31/10                          3,867,727
                                                                    ----------
UNITED KINGDOM: 6.4%
          GBP 2,400,000   Great Britain Government Bond
                          7.50% due 12/07/06                         4,502,479
                                                                    ----------

UNITED STATES: 35.3%
                          U.S. Treasury Notes/Bonds
              2,000,000   4.375% due 5/15/07                      $  2,027,266
              5,000,000   5.50% due 5/15/09                          5,329,885
             10,000,000   4.00% due 3/15/10                         10,112,111
              3,000,000   6.625% 2/15/27                             3,982,620
              3,000,000   5.25% due 2/15/29                          3,432,072
                                                                    ----------
                                                                    24,883,954
                                                                    ----------
Total Bonds and Notes: 92.4%
(Cost: $53,202,724)                                                 65,080,643


SHORT-TERM                       DATE OF
OBLIGATIONS: 6.0%                MATURITY    COUPON
-------------------------------------------------------
Repurchase Agreement (Note 9)
  Purchased on 6/30/05;
maturity value $4,240,294
(with State Street Bank &
Trust Co., collateralized by
$4,260,000 Federal Home
Loan Bank 4.125% due
2/15/08 with a value of
$4,328,249)
(Cost: $4,240,000)                 7/1/05        2.50%               4,240,000
                                                                   -----------
TOTAL INVESTMENTS: 98.4%                                            69,320,643
(Cost: $57,442,724)
OTHER ASSETS LESS LIABILITIES: 1.6%                                  1,093,698
                                                                   -----------
NET ASSETS: 100%                                                   $70,414,341
                                                                   ===========


SUMMARY OF INVESTMENTS                                                 % OF NET
BY INDUSTRY                                                             ASSETS
--------------------------------------------------------------------------------
U.S. Government                                                           35.3%
Foreign Government                                                        54.2%
Telecommunications                                                         2.9%
Short-Term Obligations                                                     6.0%
Other assets less liabilities                                              1.6%
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $57,442,724) (Note 1) ................  $69,320,643
Cash .............................................................          682
Receivables:
   Interest ......................................................    1,145,187
   Capital shares sold ...........................................       86,569
Prepaid expenses .................................................        5,313
                                                                    -----------
Total assets .....................................................   70,558,394
                                                                    -----------
LIABILITIES:
Payables:
   Due to Adviser ................................................       56,847
   Capital shares redeemed .......................................       26,692
   Accounts payable ..............................................       60,514
                                                                    -----------
Total liabilities ................................................      144,053
                                                                    -----------
Net assets .......................................................  $70,414,341
                                                                    ===========
INITIAL CLASS SHARES:
Net Assets .......................................................  $59,805,077
                                                                    ===========
Shares Outstanding ...............................................    4,918,825
                                                                    ===========
Net asset value, redemption price and offering price per share ...       $12.16
                                                                    ===========
CLASS R1 SHARES:
Net Assets .......................................................  $10,609,264
                                                                    ===========
Shares Outstanding ...............................................      873,181
                                                                    ===========
Net asset value, redemption price and offering price per share ...       $12.15
                                                                    ===========
Net assets consist of:
   Aggregate paid in capital .....................................  $60,267,316
   Unrealized appreciation of investments, forward foreign
     currency contracts and foreign currency transactions ........   11,846,668
   Accumulated net investment income .............................    2,237,335
   Accumulated realized loss .....................................   (3,936,978)
                                                                    -----------
                                                                    $70,414,341
                                                                    ===========
                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INCOME (NOTE 1):
Interest income (net of foreign
  taxes withheld of $13,018) ...........................            $ 1,715,368
EXPENSES:
Management (Note 2) ....................................   $355,514
Professional fees ......................................     29,375
Insurance ..............................................     22,273
Reports to shareholders ................................     18,483
Trustees' fees and expenses ............................     15,881
Custodian ..............................................     13,564
Transfer agent - Initial Class Shares ..................      5,973
Transfer agent - Class R1 Shares .......................      5,980
Other ..................................................      8,375
                                                           --------
     Total expenses ....................................                475,418
                                                                    -----------
Net investment income ..................................              1,239,950
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain from foreign currency transactions .......              1,018,830
Change in unrealized appreciation of investments .......             (3,546,031)
Change in unrealized appreciation of
   forward foreign currency contracts and
   foreign currency transactions .......................               (183,537)
                                                                    -----------
Net realized and unrealized loss on investments,
   forward foreign currency contracts and
   foreign currency transactions .......................             (2,710,738)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...            $(1,470,788)
                                                                    ===========
                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                              SIX MONTHS ENDED
                                                                   JUNE 30,        YEAR ENDED
                                                                     2005         DECEMBER 31,
                                                                 (UNAUDITED)          2004
                                                              ----------------    ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ....................................    $  1,239,950     $  2,977,385
   Realized gain from security transactions .................              --          695,082
   Realized gain from foreign currency transactions .........       1,018,830        2,187,371
   Change in unrealized appreciation/depreciation of
     investments ............................................      (3,546,031)         156,314
   Change in unrealized appreciation/depreciation
     of forward foreign currency contracts and
     foreign currency transactions ..........................        (183,537)         (43,509)
                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting
     from operations ........................................      (1,470,788)       5,972,643
                                                                 ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Initial Class Shares ..................................      (4,381,128)      (6,965,610)
      Class R1 Shares .......................................        (622,970)              --
                                                                 ------------     ------------
   Total dividends to shareholders ..........................      (5,004,098)      (6,965,610)
                                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
      Initial Class Shares ..................................       4,220,248        8,631,412
      Class R1 Shares .......................................       3,529,044        9,277,625
                                                                 ------------     ------------
                                                                    7,749,292       17,909,037
                                                                 ------------     ------------
   Reinvestment of dividends
      Initial Class Shares ..................................       4,381,128        6,965,610
      Class R1 Shares .......................................         622,970               --
                                                                 ------------     ------------
                                                                    5,004,098        6,965,610
                                                                 ------------     ------------
   Cost of shares reacquired
      Initial Class Shares ..................................      (7,488,946)     (35,002,765)
      Class R1 Shares .......................................      (1,220,484)      (1,421,373)
      Redemption fees .......................................             736            1,847
                                                                 ------------     ------------
                                                                   (8,708,694)     (36,422,291)
                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting
     from capital share transactions ........................       4,044,696      (11,547,644)
                                                                 ------------     ------------
   Total decrease in net assets .............................      (2,430,190)     (12,540,611)
NET ASSETS:
   Beginning of period ......................................      72,844,531       85,385,142
                                                                 ------------     ------------
   End of period (including accumulated net investment
     income of $2,237,335 and $4,982,653, respectively) .....    $ 70,414,341     $ 72,844,531
                                                                 ============     ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED
  (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED)
  Initial Class Shares:
      Shares sold ...........................................         339,406          688,715
      Reinvestment of dividends .............................         358,521          569,086
      Shares reacquired .....................................        (605,623)      (2,845,635)
                                                                 ------------     ------------
      Net increase (decrease) ...............................          92,304       (1,587,834)
                                                                 ============     ============
   Class R1 Shares:+
      Shares sold ...........................................         284,637          754,070
      Reinvestment of dividends .............................          50,980               --
      Shares reacquired .....................................         (99,395)        (117,111)
                                                                 ------------     ------------
      Net increase ..........................................         236,222          636,959
                                                                 ============     ============

------------
+  Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                  INITIAL CLASS SHARES                                  CLASS R1 SHARES
                           -----------------------------------------------------------------------  ------------------------------
                                                                                                                      FOR THE
                            SIX MONTHS                                                               SIX MONTHS        PERIOD
                               ENDED                                                                   ENDED       MAY 1, 2004 (C)
                              JUNE 30,                     YEAR ENDED DECEMBER 31,                    JUNE 30,        THROUGH
                               2005       --------------------------------------------------------      2005        DECEMBER 31,
                            (UNAUDITED)     2004        2003        2002        2001        2000     (UNAUDITED)        2004
                            -----------   --------     -------     -------     -------     -------   -----------   ---------------
Net Asset Value,
   Beginning of Period .....   $ 13.33     $ 13.31     $ 11.46     $  9.42     $ 10.37     $ 10.69     $ 13.33        $ 11.82
                               -------     -------     -------     -------     -------     -------     -------        -------
Income From
   Investment Operations:
   Net Investment Income ...      0.21        0.64        0.53        0.35        0.57        0.52        0.20           0.18
   Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Transactions .........     (0.47)       0.48        1.52        1.69       (1.08)      (0.34)      (0.47)          1.33
                               -------     -------     -------     -------     -------     -------     -------        -------
Total from
   Investment Operations ...     (0.26)       1.12        2.05        2.04       (0.51)       0.18       (0.27)          1.51
                               -------     -------     -------     -------     -------     -------     -------        -------
Less:
   Dividends from
   Net Investment Income ...     (0.91)      (1.10)      (0.20)         --       (0.44)      (0.50)      (0.91)            --
                               -------     -------     -------     -------     -------     -------     -------        -------
Redemption fees ............        --(d)        --(d)      --          --          --          --          --(d)          --(d)
                               -------     -------     -------     -------     -------     -------     -------        -------

Net Asset Value, End of
  Period ...................   $ 12.16     $ 13.33     $ 13.31     $ 11.46      $ 9.42     $ 10.37     $ 12.15        $ 13.33
                               =======     =======     =======     =======     =======     =======     =======        =======
Total Return (a) ...........     (1.98)%      9.15%      18.16%      21.66%      (5.11)%      1.88%      (2.06)%        12.77%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets,
   End of Period (000) .....   $59,805     $64,353     $85,385     $95,040     $52,127     $74,083     $10,609        $ 8,492
Ratio of Gross Expenses to
   Average Net Assets ......      1.32%(e)    1.27%       1.21%       1.24%       1.24%       1.21%       1.44%(e)       1.59%(e)
Ratio of Net Expenses to
   Average Net Assets (b) ..      1.32%(e)    1.27%       1.19%       1.21%       1.19%       1.15%       1.44%(e)       1.33%(e)(f)
Ratio of Net Investment
   Income to Average
   Net Assets ..............      3.49%(e)    3.96%       3.58%       4.06%       4.62%       5.14%       3.45%(e)       3.89%(e)(f)
Portfolio Turnover Rate ....        12%          0%          6%         18%         22%         19%         12%             0%


----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.

(c)  Inception date of Class R1 shares.

(d)  Amount represents less than $0.01 per share.

(e)  Annualized.

(f) Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.26%

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The Worldwide Bond Fund (the "Fund") is a non-diversified series of the Trust and seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the Fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Effective December 13, 2004, the Adviser agreed to assume certain expenses of the Fund, so that the expense ratios between classes do not diverge significantly.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than U.S. government securities and short-term obligations, aggregated $9,873,438 and $7,660,496 respectively, for the six months ended June 30, 2005.

The identified cost of investments owned at June 30, 2005 was $57,442,724 and net unrealized appreciation aggregated $11,877,919 all of which related to appreciated securities.

NOTE 4--INCOME TAXES--The tax character of distributions paid to shareholders during the year ended December 31, 2004 consisted of ordinary income of $6,965,610. The tax character of distributions made in 2005 will be determined at year end.

At December 31, 2004, the Fund had a capital loss carryforward of $3,936,978 available, $653,642 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring December 31, 2010.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2005, the Fund had no outstanding forward foreign currency contracts.

NOTE 6--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

The aggregate shareholder accounts of a single insurance company own approximately 78% of the Initial Class shares and approximately 99% of the Class R1 shares.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2005, the net value of the asset and corresponding liability of the Fund's portion of the Plan was $21,439.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $10 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2005, there were no borrowings by the Fund under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 10--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS

WORLDWIDE BOND FUND

WORLDWIDE EMERGING MARKETS FUND

WORLDWIDE HARD ASSETS FUND

WORLDWIDE REAL ESTATE FUND

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;

o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;

o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;

o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;


o The Adviser's financial statements and business plan with respect to its mutual fund operations;

o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and

o    Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and
(2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

WORLDWIDE EMERGING MARKETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

[LOGOS OMITTED]

Investment Adviser:  Van Eck Associates Corporation
       Distributor:  Van Eck Securities Corporation
                     99 Park Avenue, New York, NY 10016 www.vaneck.com Account Assistance: (800) 544-4653



This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date August 26, 2005
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date August 26, 2005
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
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Date August 26, 2005
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